UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2021
PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
949 South Coast Drive, Costa Mesa, California 92626
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	"PMBC"	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On March 22, 2021, Pacific Mercantile Bancorp, a California corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Banc of California, Inc., a Maryland corporation (“Banc of California”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into Banc of California (the “Merger”), with Banc of California surviving the Merger. Promptly following the Merger, Pacific Mercantile Bank, a California state-chartered bank and wholly-owned subsidiary of the Company, will merge with and into Banc of California’s wholly-owned bank subsidiary, Banc of California, National Association, a national banking association (the “Bank Merger”). Banc of California, National Association will be the surviving bank in the Bank Merger. The Merger Agreement was adopted and approved by the Board of Directors of each of the Company and Banc of California.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock and non-voting common stock, excluding certain specified shares, will be converted into the right to receive 0.50 (the “Exchange Ratio”) of a share of Banc of California common stock (the “Merger Consideration”). In addition, at the Effective Time, (i) each option to purchase shares of Company common stock, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be canceled and exchanged for the right to receive an amount of cash equal to the product of (x) the total number of shares of Company common stock subject to such option and (y) the excess, if any, of (A) the product of (1) the volume weighted average price of Banc of California common stock on each of the last twenty trading days ending on the fifth trading day immediately prior to the Effective Time, and (2) the Exchange Ratio (“Equity Award Cashout Price”), over (B) the exercise price per share under such option, less applicable taxes required to be withheld with respect to such payment; and (ii) any vesting conditions applicable to each outstanding restricted stock award and each outstanding restricted stock unit will accelerate in full, and each such restricted stock award and restricted stock unit will be cancelled and exchanged for the right to receive an amount of cash equal to the product of (x) the total number of shares subject to such restricted stock award or restricted stock unit and (y) the Equity Award Cashout Price, less applicable taxes required to be withheld with respect to such vesting.
The Merger Agreement contains customary representations and warranties from each of the Company and Banc of California, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of such party’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of the Company to call a special meeting of its shareholders to approve the principal terms of the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the principal terms of the Merger Agreement, (3) the obligation of Banc of California to call a special meeting for its stockholders to approve the Merger and in favor of the issuance of Banc of California common stock in the Merger, and (4) the Company’s non-solicitation obligations relating to alternative acquisition proposals. The Company and Banc of California have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.
Completion of the Merger is subject to certain customary conditions, including (i) approval by the Company’s shareholders, (ii) approval by Banc of California’s stockholders, (iii) receipt of required regulatory approvals, (iv) the absence of any governmental order or law prohibiting the consummation of the Merger or the Bank Merger, and (v) effectiveness of the registration statement for the Banc of California common stock to be issued as consideration in the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement. The obligation of Banc of California to consummate the Merger is further conditioned upon the sum of the Company’s adjusted shareholders’ equity and allowance for loan losses being in excess of a specified level as of the month-end prior to the Effective Time and the required regulatory approvals not containing materially burdensome regulatory conditions.
The Merger Agreement contains certain termination rights for both the Company and Banc of California, including if (i) the Merger is not consummated by December 31, 2021 (as it may be extended to March 31, 2022 under certain circumstances, the “End Date”), (ii) the required regulatory approvals are not obtained, (iii) the approval of the Company’s shareholders or Banc of California’s stockholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, in certain circumstances, Banc of California may terminate the Merger Agreement prior to the Company’s shareholder approval of the Merger in the event that (A) the Company materially breaches its non-solicitation obligations relating to alternative business combination transactions, (B) the Company’s board withdraws or adversely modifies its recommendation to shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made or (C) the Company’s board recommends a tender offer or fails to recommend against such tender offer within ten business days after commencement. The Merger Agreement also provides that the Company will be obligated to pay a termination fee of $8.5 million to Banc of California if the Merger Agreement (i) is terminated by Banc of California in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal is made to the Company or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the End Date for failure to obtain the approval of the Company’s shareholders at the Company’s shareholder meeting, or for failure to obtain the approval of Banc of California’s stockholders at the Banc of California stockholder meeting and, in each case, the approval of the Company’s shareholders has not been obtained, and (C) the Company enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.
Pursuant to the Merger Agreement, Banc of California’s Nominating and Governance Committee is required to recommend to Banc of California’s board of directors two persons from the Company’s board of directors to serve on Banc of California’s board at the Effective Time. Upon approval of such persons by Banc of California’s board, such directors will be invited to join Banc of California’s board and the board of directors of Bank of California, National Association, effective as of the Effective Time, and Banc of California, subject to Banc of California’s board’s fiduciary duties to the stockholders of Banc of California, will take all action necessary to nominate such directors for election to Banc of California’s board in the proxy statement related to the first annual meeting of the stockholders of Banc of California following the Effective Time.
The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. The Merger Agreement and the above description are not intended to provide any other factual information about the Company, Banc of California, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Banc of California, or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Banc of California.

Voting Agreements and Non-Solicitation Agreements
On March 22, 2021, concurrently with the execution of the Merger Agreement and as a material inducement and as additional consideration to the parties to enter into the Merger Agreement, the Company and Banc of California also entered into voting agreements with certain shareholders and each of the directors of Banc of California and the Company, respectively. The voting agreements generally (i) require that each member of the Company’s board of directors and certain shareholders of the Company agree to vote in favor of the approval of the principal terms of the Merger Agreement and certain related matters as applicable and against alternative transactions and (ii) require that each member of Banc of California’s board of directors and certain stockholders of Banc of California agree to vote to approve the Merger and in favor of the issuance of Banc of California common stock in the Merger.
Also on March 22, 2021, concurrently with the execution of the Merger Agreement and as a material inducement and as additional consideration to Banc of California to enter into the Merger Agreement, certain officers of the Company entered into a customary non-solicitation agreement with Banc of California.
The voting agreements and non-solicitation agreements will terminate automatically in the event that the Merger Agreement is terminated for any reason in accordance with its terms. The foregoing summary of the voting agreement and non-solicitation agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the voting agreement and non-solicitation agreement, which is substantially in the forms included as Exhibit A and Exhibit B, respectively, to the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 7.01 Regulation FD Disclosure.
On March 22, 2021, the Company and Banc of California issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, the Company and Banc of California will be providing supplemental information regarding the Merger in connection with a presentation to investors. The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference. Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Forward-Looking Statements
This communication includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by the Company and Banc of California with the Securities and Exchange Commission (the “SEC”). The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in the Company’s or Banc of California’s stock price before closing, including as a result of its financial performance prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Banc of California operate; (iv) the ability to promptly and effectively integrate the businesses of the Company and Banc of California; (v) the reaction to the transaction of the companies’ clients, employees and counterparties; (vi) diversion of management time on merger-related issues; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (viii) other risks that are described in the Company’s and Banc of California’s public filings with the SEC. You should not place undue reliance on forward-looking statements and the Company and Banc of California undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.
Additional Information About the Merger and Where to Find It
Investors and security holders are urged to carefully review and consider each of the Company’s and Banc of California’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.pmbank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to Pacific Mercantile Bancorp, 949 South Coast Drive, Suite 300, Costa Mesa, CA 92626; Attention: Investor Relations, or by telephone at 714-438-2500. The documents filed by Banc of California with the SEC may be obtained free of charge at Banc of California’s website at www.bancofcal.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Banc of California by requesting them in writing to Banc of California, Inc., 3 MacArthur Place, Santa Ana, CA 92707; Attention: Investor Relations, by submitting an email request to ir@bancofcal.com or by telephone at (855) 361-2262.
Banc of California intends to file a registration statement with the SEC which will include a joint proxy statement of the Company and Banc of California and a prospectus of Banc of California, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of the Company and Banc of California are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the shareholders of the Company and Banc of California seeking any required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company or Banc of California by writing to the addresses provided for each company set forth in the paragraphs above.
The Company, Banc of California, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company and Banc of California shareholders in favor of the approval of the transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2020 annual meeting of shareholders, as previously filed with the SEC. Information about the directors and executive officers of Banc of California and their ownership of Banc of California common stock is set forth in the proxy statement for Banc of California’s 2020 annual meeting of shareholders, as previously filed with the SEC. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated March 22, 2021, by and between Banc of California, Inc. and Pacific Mercantile Bancorp
99.1	Press Release dated March 22, 2021.
99.2	Investor Presentation dated March 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: March 22, 2021	By:	/s/ BRADFORD R. DINSMORE
Bradford R. Dinsmore, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated March 22, 2021, by and between Banc of California, Inc. and Pacific Mercantile Bancorp
99.1	Press Release dated March 22, 2021.
99.2	Investor Presentation dated March 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule upon request.